Cash and Cash Equivalents:	12 Months Ended
Dec. 31, 2021
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents:

Note 4. Cash and Cash Equivalents:

Cash and Cash Equivalents

	December 31,	December 31,
	2021	2020
Bank deposits	$1,846,842	$9,457,061
Short term investments	47,270,788	47,958,289
Total	$49,117,630	$57,415,350

Short term investments include money market funds and U.S. treasury bills which mature in three months or less.

One of the Company’s Barbadian subsidiaries has a U.S. dollar account in an Antiguan bank which is part of a banking group based in Venezuela. The account was intended to be used to fund the Company’s activities related to the Siembra Minera project. The Company has been unable to access these funds or transfer the funds out of the account. As a result, the Company has fully impaired the financial asset and recorded an impairment loss of $1,166,529 in the fourth quarter of 2021.